Exhibit 10.58

PARTIAL RELEASE OF PREMISES

FROM COAL MINING LEASE AND SUBLEASE

THIS PARTIAL RELEASE OF PREMISES FROM COAL MINING LEASE AND SUBLEASE (“Partial Release”) is dated March 20, 2013 but is effective as of March 1, 2013 and is by and between COLT LLC (“Colt”), a West Virginia limited liability company; and WILLIAMSON ENERGY, LLC (“Releasor”), a Delaware limited liability company, each a “Party” and collectively the “Parties.”

W I T N E S S E T H

WHEREAS, Colt, as “COLT” (but being the Lessor), and Releasor, as “Lessee,” entered into that certain “Coal Mining Lease and Sublease” dated August 12, 2010 (as amended, the “Lease”) wherein Colt granted to Releasor the right to mine and remove coal by underground mining methods the Economically Mineable and Merchantable Coal (as defined in the Lease) which can be mined by such methods from the No. 6 Seam of Coal as may exist in those certain lands of Colt in Williamson and Franklin Counties, Illinois, described and set forth in the Lease (and in the various Exhibits attached to the Lease), and collectively referred to in the Lease as the “Premises”; and

WHEREAS, Releasor is willing to release a specific part or portion of the Premises from the Lease and from the operation and effect thereof, and Colt agrees that Releasor can so release such specific part or portion of the Premises from the Lease and from the operation and effect thereof, and Colt is willing to accept the same from Releasor.

NOW, THEREFORE, in consideration of the premises which are not mere recitals but are an integral part hereof and other good and valuable consideration, the Parties, intending to be legally bound hereby, covenant and agree as follows:

Colt and Releasor hereby agree that a specific part or portion of the Premises in and under the Lease (hereafter referred to as the “Released Area”) is and shall be released from the Lease, from the operation and effect thereof, and from the Premises therein.

The “Released Area” is or consists of all the Herrin No. 6 Seam of coal contained in and underlying Parcel 1, as hereafter designated and described, located in parts of Sections 14, 15 and 16, Township 8 South, Range 4 East, of the Third Principal Meridian, in Williamson County, Illinois, as follows:

PARCEL 1

LOCATED IN THE SOUTH ONE HALF OF SECTION 14, THE SOUTH

ONE HALF OF SECTION 15, AND THE EAST ONE HALF OF THE

SOUTH EAST OF SECTION 16, TOWNSHIP. 8 SOUTH RANGE 4

EAST OF THE THIRD PRINCIPAL MERIDIAN, WILLIAMSON

COUNTY ILLINOIS, SAID PROPERTY BEING MORE

PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING FROM THE SOUTHEAST CORNER OF SAID

SECTION 14, THENCE N 00°11’21” E A DISTANCE OF 654.34’;

THENCE N 90°00’00” W A DISTANCE OF 195.15’ TO THE POINT OF

BEGINNING;

THENCE N 89°59’56” W A DISTANCE OF 10991.48’;

THENCE N 00°00’00” W A DISTANCE OF 2028.00’;

THENCE N 89°59’16” E A DISTANCE OF 1721.65’;

THENCE S 00°01’20” W A DISTANCE OF 192.44’;

THENCE S 89°59’33” E A DISTANCE OF 9269.90’;

THENCE S 00°00’00” E A DISTANCE OF 1834.92’ TO THE POINT OF

BEGINNING;

CONTAINING 470.78 ACRES MORE OR LESS.

The above-described Parcel 1, comprising the Released Area, is generally shown and depicted as the area outlined with a heavy black line, with “Parcel 1” and “Released Property” printed within such area, on the plat labeled “Exhibit A – Released Property” and bearing “Date: 2/26/2013”, which is attached hereto and made a part hereof.

Releasor hereby specifically releases the Released Area from the Lease, from the operation and effect hereof, and from the Premises therein; and Colt hereby specifically accepts the release of the Released Area from the Lease, from the operation and effect thereof, and from the Premises therein.

All agreements and provisions herein shall bind the respective successors and assigns of the Parties, whether so expressed or not, and shall inure to the benefit not only of the Parties, but also the benefit of their respective successors and assigns.

This Partial Release shall be governed by and construed in accordance with the domestic laws of Illinois without giving effect to any choice or conflict of law provision or rule (whether of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Illinois.

Except as specifically set forth in this Partial Release, the Lease and all its terms, conditions and provisions remain unaffected by this Partial Release and in full force and affect.

IN TESTIMONY WHEREOF, the Parties have caused this Partial Release to be executed in their respective names by their respective representatives thereunto duly authorized, all as of the date first above written but to be effective as of March 1, 2013.

COLT LLC

By	/s/ Donald R. Holcomb

Name	Donald R. Holcomb

Its Authorized Person

WILLIAMSON ENERGY, LLC

By	/s/ Michael J. Beyer

Name	Michael J. Beyer

Its Authorized Person

STATE OF FLORIDA,

COUNTY OF PALM BEACH, TO-WIT:

The foregoing instrument was acknowledged, subscribed and sworn to before me this 20th day of March, 2013, by Donald R. Holcomb, as the Authorized Person of COLT LLC, a West Virginia limited liability company, on behalf of COLT LLC.

My commission expires: 08/06/16.

/s/ Samantha Lea Wright
Notary Public

[SEAL]

STATE OF MISSOURI,

COUNTY OF ST. CHARLES, TO-WIT:

The foregoing instrument was acknowledged, subscribed and sworn to before me this 21st day of March, 2013, by Michael J. Beyer, as the Authorized Person of WILLIAMSON ENERGY, LLC, a Delaware limited liability company, on behalf of WILLIAMSON ENERGY, LLC.

My commission expires: 11-06-15.

/s/ Jennifer Kroen
Notary Public

[SEAL]

Thompsonville Rd
16
T8S R4E
Malone Rd
15
14
Droit City Rd
Released Property
Parcel 1
Prairie Creek L
Dillingham Rd
Shooting Club L
Corinth Rd

Exhibit A - Released Property

All that part of the Herrin No. 6 Seam contained in Parcel 1, being in Sections 14, 15, and 16, Township 8 South, Range 4 East, of the Third P.M., all located in Williamson County, Illinois.

Generally described as follows:

Parcel 1, being a part of the South 1/2 of said section 14, and being a part of the South 1/2 of said section 15, and being part of the East 1/2 of the Southeast of said section 16.

Exhibit A - Released Property

County Roads

Section Centers (12)

Section Lines

Scale: 1" = 1,500'   Date: 2/26/2013